UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

     Date of report   (Date of earliest event reported)   November 30, 2005

RENT-WAY, INC.
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(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA
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(State or Other Jurisdiction of Incorporation)

0-22026                           25-1407782
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(Commission File Number)                (IRS Employer Identification No.)

One RentWay Place, Erie, Pennsylvania           16505
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(Address of Principal Executive Offices)          (Zip Code)

(814) 455-5378
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)     On November 30, 2005, William A. McDonnell resigned as Senior Vice President and Chief Financial Officer of Rent-Way, Inc. (the “Company”), effective December 30, 2005. On December 1, 2005, the Company issued a press release to announce Mr. McDonnell’s resignation. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated in this Item by reference.

(c)     John A. Lombardi was appointed to act as the Company’s interim Chief Financial Officer on November 30, 2005. Mr. Lombardi, age 40, has been the Vice-President, Controller and Chief Accounting Officer of the Company, since April 2001. Mr. Lombardi’s business experience during the past five years and Mr. Lombardi’s employment agreement with the Company are described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on January 28, 2005, and such descriptions are incorporated in this Item by reference.

Item 9.01      Financial Statement and Exhibits.

      (c) Exhibits

99.1 Press Release dated December 1, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          RENT-WAY, INC.

Date:   December 5, 2005

By:         /s/ William A. McDonnell

Name:   William A. McDonnell
Senior Vice President & CFO

          EXHIBIT INDEX

Exhibit No.            Name

99.1                           Press Release dated December 1, 2005.